UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	December 22, 2004

TURBOCHEF TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	0-23478	48-1100390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1900, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 987-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

TurboChef Technologies, Inc. filed a Certificate of Amendment to its Restated Certificate of Incorporation (the “Amendment”) on December 22, 2004 making effective as of 9:00 a.m. on December 27, 2004 its previously announced one-for-three reverse split of its outstanding common stock. The Amendment and the reverse stock split are described in detail in TurboChef’s Information Statement dated November 30, 2004, previously mailed to stockholders of record on or about December 7, 2004.

The information in this Report furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Item 7.01 of this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.
Exhibit No.	Description
99.1*	Certificate of Amendment to the Restated Certificate of Incorporation of TurboChef Technologies, Inc., as amended

* This exhibit is deemed filed pursuant to General Instruction B.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              TURBOCHEF TECHNOLOGIES, INC.

              (Registrant)

              By:/s/ Dennis J. Stockwell
               Dennis J. Stockwell
               Vice President, Secretary
               and General Counsel

Date: December 22, 2004